UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 20, 2021

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street
Zeeland
Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.06 per share	GNTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 20, 2021, the Company held its 2021 Annual Meeting of the Shareholders.  The matters listed and described briefly below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company's Proxy Statement filed on April 9, 2021, with definitive additional materials filed May 7, 2021.  The voting results are as follows:

Election of Directors

    The following individuals were elected to serve as directors of the Company to hold office for a one (1) year term expiring in 2022:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ms. Leslie Brown	194,300,977	2,761,800	20,498,747
Mr. Steve Downing	195,502,278	1,560,499	20,498,747
Mr. Gary Goode	183,325,958	13,736,819	20,498,747
Mr. James Hollars	193,747,106	3,315,671	20,498,747
Mr. Richard Schaum	192,382,243	4,680,534	20,498,747
Ms. Kathleen Starkoff	196,231,826	830,951	20,498,747
Mr. Brian Walker	196,196,080	866,697	20,498,747
Mr. James Wallace	183,394,319	13,668,458	20,498,747
Dr. Ling Zang	195,183,088	1,879,689	20,498,747

Ratification of the Appointment of Ernst & Young LLP as the Company's Auditors for the Fiscal Year Ended December 31, 2021

    The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
203,590,194	13,634,421	336,909

Proposal for Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

    The shareholders did approve, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
188,367,211	8,096,429	599,137	20,498,747

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2021                            GENTEX CORPORATION
                                    (Registrant)

                                By    /s/ Kevin Nash
                                    Kevin Nash
                                    Chief Financial Officer and
                                    Vice President - Finance